Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       08/05/97 09:53 am
 Investor Reporting System  v2.6     Monthly Statement            07/97 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                  FCARC               Investor
                                         ------------------- -------------------
   Beginning Principal Receivables        $3,095,406,445.08   $4,510,000,000.00
    Current Floating Allocation Pct.            40.70007918%        59.29992082%

   Total Adjusted Principal Collections   $1,650,616,028.91   $2,404,943,719.79

   Principal Default Amounts                          $0.00               $0.00
    As a Percentage of Collections               0.00000000%         0.00000000%

   Monthly Principal Amortized                                            $0.00

   Ending Principal Receivables           $1,584,558,360.77   $4,510,000,000.00
    New Floating Allocation Pct.                25.99956005%        74.00043995%

  Interest Collections                   FCARC               Investor
                                         ------------------- -------------------
   Total Interest Collections                $26,518,540.51      $38,637,451.92
 -------------------------------------------------------------------------------

  Early Amortization Triggered?                              Yes              No
                                                             ---              --
   1.  Breach of covenants or agreements made in the                           x
       PSA and uncured for 45 days
   2.  Breach of any representation or warranty made                           x
       in the PSA and uncured for 60 days
   3.  Bankruptcy, insolvency or receivership of FMCC,                         x
       FCARC, or Ford
   4.  FCARC is an investment company within the                               x
       meaning of the ICA of 1940
   5.  Failure of FCARC to convey Receivables pursuant                         x
       to the PSA
   6.  Available Subordinated Amount has been reduced                          x
       to less than the Required Subordinated Amount
   7.  Servicer Default has occurred                                           x
   8.  Average monthly payment rate for past three                             x
       periods is less than 20%
   9.  Used vehicle percentage exceeds 10% for two                             x
       collection periods
  10.  Interest rate swap is terminated in accordance                          x
       with its terms
  11.  Outstanding principal amount of the certificates                        x
       is not repaid by the expected payment date
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       08/05/97 09:53 am
 Investor Reporting System  v2.6     Monthly Statement            07/97 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                                      Trust Total
                                                             -------------------
   Beginning Principal Receivables                            $7,605,406,445.08
    Current Floating Allocation Percentage                         100.00000000%

   Total Adjusted Principal Collections                       $4,055,559,748.70
    Payment Rate                                                          53.32%
    Principal Collections                                     $3,500,163,479.70
    Principal Collection Adjustments                            $547,815,975.31
    Principal Collections for Status Dealer Accounts              $7,580,293.69

   Principal Default Amounts                                              $0.00
    As a Percentage of Collections                                   0.00000000%

   Aggregate New Principal Receivables                        $2,544,711,664.39

   Ending Principal Receivables                               $6,094,558,360.77
    New Floating Allocation Percentage                             100.00000000%

  Interest Collections                                       Trust Total
                                                             -------------------
   Total Interest Collections                                    $65,155,992.43
    Interest Collections                                         $64,974,237.84
    Interest Collections for Status Dealer Accounts                  $75,041.18
    Recoveries on Receivables Written Off                           $106,713.41

   Monthly Yield                                                          10.28%

   Used Vehicle Principal Receivables Balance                   $108,942,650.86
                                                                           1.79%

  Status Dealer Accounts                                     Trust Total
                                                             -------------------
   Beginning Balance                                              $9,742,139.31
    Principal Collections                                         $7,580,293.69
    Principal Write Offs                                                  $0.00
    Interest Collections                                             $75,041.18
   Ending Balance                                                 $2,161,845.62

  Subordination and Participation                            Trust Total
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
    Overconcentration Amount                                              $0.00
    Installment Amount                                                    $0.00
    Other Ineligible Amounts                                              $0.00
   Available Subordinated Amount                                $501,111,111.11
   Required Subordinated Amount                                 $501,111,111.11

   Required Participation  4.00%                                $180,400,000.00
   Required Participation and Subordinated Amount               $681,511,111.11
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       08/05/97 09:53 am
 Investor Reporting System  v2.6     Monthly Statement            07/97 Activity
 -------------------------------------------------------------------------------
   Current Participation Amount                               $1,584,558,360.77
    Current Participation Percentage                                     232.51%
   Current Participation Shortfall                                        $0.00

   Available Seller Collections                               $1,677,134,569.42
   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00
   Available Seller Collections to FCARC                      $1,677,134,569.42
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       08/05/97 09:53 am
 Investor Reporting System  v2.6     Monthly Statement            07/97 Activity
 -------------------------------------------------------------------------------
  Series Allocations                                         1994-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          13.14854120%

   Total Adjusted Principal collections                         $533,246,944.52
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $8,567,062.51

  Source and Use of Funds                                    1994-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,567,062.51
    Investment and Net Swap Proceeds                                 $15,968.36
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $12,083,030.87

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     5.9200%
    Days in Interest Period                                                  31
   Current Interest Due                                           $5,097,777.78
   Net Trust Swap Receipts not req. to be paid                      $200,208.34
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,897,569.44
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,852,128.10

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       08/05/97 09:53 am
 Investor Reporting System  v2.6     Monthly Statement            07/97 Activity
 -------------------------------------------------------------------------------
  Subordination and Participation                            1994-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $4,897,569.44
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                 $200,208.34
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1994-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       08/05/97 09:53 am
 Investor Reporting System  v2.6     Monthly Statement            07/97 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1995-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          13.14854120%

   Total Adjusted Principal collections                         $533,246,944.52
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $8,567,062.51

  Source and Use of Funds                                    1995-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,567,062.51
    Investment and Net Swap Proceeds                              $4,630,008.15
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $16,697,070.66

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     6.5000%
    Days in Interest Period                                                  30
   Current Interest Due                                           $5,416,666.67
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                  $3,989,583.35
   Current Interest Paid                                          $9,406,250.02
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,957,487.31

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       08/05/97 09:53 am
 Investor Reporting System  v2.6     Monthly Statement            07/97 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1995-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $32,500,000.02
   Interest Payment Date?                                                      Y
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                   $32,500,000.02
   Interest Payment Amount Paid                                  $32,500,000.02
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1995-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                        $32.50000002
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                              $32.50000002
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       08/05/97 09:53 am
 Investor Reporting System  v2.6     Monthly Statement            07/97 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1996-1
                                                             -------------------
   Certificates                                                 $800,000,000.00
    Current Floating Allocation Percentage                          10.51883296%

   Total Adjusted Principal collections                         $426,597,555.62
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $6,853,650.01

  Source and Use of Funds                                    1996-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $6,853,650.01
    Investment and Net Swap Proceeds                                $328,921.85
    Reserve Fund Balance                                          $2,800,000.00
   Total Investor Collections and Reserve Fund                    $9,982,571.86

    Certificates Outstanding                                    $800,000,000.00
    Certificate Rate                                                     5.5000%
    Days in Interest Period                                                  30
   Current Interest Due                                           $3,666,666.67
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                    $486,111.12
   Current Interest Paid                                          $4,152,777.79
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $666,666.67
   Servicing Fees Paid                                              $666,666.67
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $2,800,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,363,127.40

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       08/05/97 09:53 am
 Investor Reporting System  v2.6     Monthly Statement            07/97 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1996-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $88,888,888.89
   Required Subordinated Amount                                  $88,888,888.89

   Required Participation  4.00%                                 $32,000,000.00
   Required Participation and Subordinated Amount               $120,888,888.89

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $2,800,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $22,000,000.02
   Interest Payment Date?                                                      Y
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                   $22,000,000.02
   Interest Payment Amount Paid                                  $22,000,000.02
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1996-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                        $27.50000003
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                              $27.50000003
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       08/05/97 09:53 am
 Investor Reporting System  v2.6     Monthly Statement            07/97 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1996-2
                                                             -------------------
   Certificates                                                 $960,000,000.00
    Current Floating Allocation Percentage                          12.62259955%

   Total Adjusted Principal collections                         $511,917,066.74
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $8,224,380.01

  Source and Use of Funds                                    1996-2
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,224,380.01
    Investment and Net Swap Proceeds                                $581,936.47
    Reserve Fund Balance                                          $3,360,000.00
   Total Investor Collections and Reserve Fund                   $12,166,316.48

    Certificates Outstanding                                    $960,000,000.00
    Certificate Rate                                                     5.9425%
    Days in Interest Period                                                  31
   Current Interest Due                                           $4,912,466.67
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                    $313,133.32
   Current Interest Paid                                          $5,225,599.99
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $800,000.00
   Servicing Fees Paid                                              $800,000.00
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,360,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,780,716.49

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       08/05/97 09:53 am
 Investor Reporting System  v2.6     Monthly Statement            07/97 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1996-2
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $106,666,666.67
   Required Subordinated Amount                                 $106,666,666.67

   Required Participation  4.00%                                 $38,400,000.00
   Required Participation and Subordinated Amount               $145,066,666.67

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,360,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $14,578,933.33
   Interest Payment Date?                                                      Y
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                   $14,578,933.33
   Interest Payment Amount Paid                                  $14,578,933.33
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1996-2
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                        $15.18638889
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                              $15.18638889
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       08/05/97 09:53 am
 Investor Reporting System  v2.6     Monthly Statement            07/97 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1997-1
                                                             -------------------
   Certificates                                                 $750,000,000.00
    Current Floating Allocation Percentage                           9.86140590%

   Total Adjusted Principal collections                         $399,935,208.39
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $6,425,296.88

  Source and Use of Funds                                    1997-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $6,425,296.88
    Investment and Net Swap Proceeds                                 $11,976.27
    Reserve Fund Balance                                          $2,625,000.00
   Total Investor Collections and Reserve Fund                    $9,062,273.15

    Certificates Outstanding                                    $750,000,000.00
    Certificate Rate                                                     5.8400%
    Days in Interest Period                                                  31
   Current Interest Due                                           $3,771,666.67
   Net Trust Swap Receipts not req. to be paid                       $98,489.59
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $3,673,177.08
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $625,000.00
   Servicing Fees Paid                                              $625,000.00
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $2,625,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,139,096.07

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       08/05/97 09:53 am
 Investor Reporting System  v2.6     Monthly Statement            07/97 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1997-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $83,333,333.33
   Required Subordinated Amount                                  $83,333,333.33

   Required Participation  4.00%                                 $30,000,000.00
   Required Participation and Subordinated Amount               $113,333,333.33

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $2,625,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $3,673,177.08
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                  $98,489.59
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1997-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000